1Q 2019 Earnings Review April 25, 2019

Key Takeaways • 1Q 2019 EBT of $801 million – the best quarterly result since 2010 • Loss metrics reflect healthy consumer credit conditions • 1Q 2019 auction values down 2% YoY; continue to expect FY to be down about 4% YoY • Funding plan well positioned, diversified across platforms and markets • Managed leverage maintained within target range of 8:1 to 9:1 • Consistent originations, servicing, and collections 2

Key Metrics FIRST QUARTER 2018 2019 H / (L) • Strong EBT up 25% YoY, the Net Receivables (Bils) $ 148 $ 147 (1) % best quarterly result since 2010 Managed Receivables* (Bils) $ 156 $ 155 - % Loss-to-Receivables** (LTR) 61 bps 55 bps (6) bps • Receivables down slightly from a year ago in line with strategy Auction Values*** $ 17,510 $ 17,240 (2) % to cap managed receivables at Earnings Before Taxes (EBT) (Mils) $ 641 $ 801 $ 160 about $155B ROE (Pct) 18% 16% (2) ppt • U.S. consumer credit metrics healthy, with improved LTR Other Balance Sheet Metrics Debt (Bils) $ 142 $ 143 1% • Balance sheet and liquidity Liquidity (Bils) $ 28 $ 31 10 % remain strong; managed Financial Statement Leverage (to 1) 9.1 9.6 0.5 leverage within target range of 8:1 to 9:1 Managed Leverage* (to 1) 8.4 8.8 0.4 * See Appendix for reconciliation to GAAP and definitions ** U.S. retail only, previously included both retail and lease *** U.S. 36-month off-lease first quarter auction values at 1Q 2019 mix 3

1Q 2019 EBT YoY Bridge (Mils) • Ford Credit EBT at $801M, up $160M YoY • Higher EBT reflects incremental benefit from: Change in Reserves $ 78 Charge-offs (18) - Lower supplemental depreciation on vehicles in Supplemental Depreciation $ 257 Ford Credit’s lease portfolio Residual Losses (131) - Lower credit loss reserves reflecting continued strength in consumer credit metrics Volume / Financing Credit Lease 1Q 2018 Mix Margin Loss Residual Exchange Other 1Q 2019 4

EBT By Segment 1Q H / (L) 2019 2018 Results (Mils) Americas segment $ 644 $ 129 Europe segment 116 5 Asia Pacific segment 34 (12) Total segments $ 794 $ 122 Unallocated other* 7 38 Earnings before taxes $ 801 $ 160 (Provision for) / Benefit from income taxes (198) (258) Net income $ 603 $ (98) Contract placement volumes (000) 404 (110) * See Appendix for definitions 5

Americas Financing Shares And Contract Placement Volume 1Q 2018 2019 Financing Shares (%) Retail Installment and Lease Share of Ford Retail Sales (excl. Fleet) United States 61% 50 % Canada 70 67 Wholesale Share United States 76% 76 % Canada 60 57 Contract Placement Volume - New and Used Retail / Lease (000) United States 272 200 Canada 33 30 Mexico 10 7 Total Americas Segment 315 237 6

Europe Financing Shares And Contract Placement Volume 1Q 2018 2019 Financing Shares (incl. Fleet) (%) Retail Installment and Lease Share of Total Ford Sales U.K. 37% 37 % Germany 48 50 Total Europe Segment 36 36 Wholesale Share U.K. 100% 100 % Germany 94 93 Total Europe Segment 98 98 Contract Placement Volume - New and Used Retail / Lease (000) U.K. 46 41 Germany 39 42 All Other 62 56 Total Europe Segment 147 139 7

Asia Pacific Financing Shares And Contract Placement Volume 1Q 2018 2019 Financing Shares (incl. Fleet) (%) Retail Installment Share of Total Ford Sales China 35% 33 % India 9 11 Wholesale Share China 61% 59 % India 38 36 Contract Placement Volume - New and Used Retail (000) China 50 26 India 2 2 Total Asia Pacific Segment 52 28 8

1Q 2019 Net Receivables Mix (Bils) Net Investment in Operating Leases Consumer Financing Non-Consumer Financing $146.9 $27.6 $115.8 1Q 2019 H / (L) 2018 • Operating lease portfolio was (Pct.) (Ppts.) 19% of total net receivables $27.1 SUV / CUV 57 2 Truck 28 4 Car 15 (6) • U.S. and Canada represent 98% $74.5 of operating lease portfolio $55.4 $26.4 $44.8 $33.3 $15.6 $4.7 $10.3 Total Americas Europe Asia Pacific 9

U.S. Origination Metrics Retail and Lease FICO and Higher Risk Mix (Pct) Higher Risk Portfolio Mix Average Placement FICO 750 745 747 747 743 741 • Disciplined and consistent underwriting practices 6% 6% 6% 6% 6% 6% • Portfolio quality evidenced by FICO scores and steady risk 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 mix Retail Contract Terms • Extended-term contracts Retail ≥ 84 Months Mix relatively small part of our Average Retail Placement Term business 65 mo 65 mo 65 mo 66 mo 65 mo 65 mo 5% 5% 3% 4% 4% 4% 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 10

U.S. Retail Credit Loss Drivers Over-60-Day Delinquencies (excl. Bankruptcies) Repossessions (000) and Repo. Rate (Pct) Repo. Rate Repossessions 1.41% 1.34% 1.26% 1.26% 1.17% 1.24% 0.15% 0.14% 0.14% 0.13% 0.13% 0.12% • Delinquencies and repossessions remained low 8 7 7 7 7 6 • Severity flat YoY 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 • Strong loss metrics reflect Severity (000) Charge-Offs (Mils) and LTR Ratio (Pct) healthy consumer credit LTR Ratio conditions Charge-Offs $10.8 $10.9 $10.9 $10.6 0.69% 0.66% 0.61% 0.51% 0.55% $10.3 0.40% $9.8 $80 $80 $70 $61 $65 $47 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 11

Worldwide Credit Loss Metrics Charge-Offs (Mils) and LTR Ratio (Pct) LTR Ratio Charge-Offs 0.43% 0.42% 0.38% 0.36% 0.31% 0.25% • Worldwide credit loss metrics $112 $93 $76 $127 $129 $109 remain strong 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 • Credit loss reserve based on Credit Loss Reserve (Mils) and historical losses, portfolio Reserve as a Pct of EOP Managed Receivables (Pct) quality, and receivables level Reserve as a Pct of EOP Managed Receivables Credit Loss Reserve 0.50% 0.48% 0.49% 0.49% 0.48% 0.42% $597 $600 $587 $586 $589 $513 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 12

U.S. Lease Origination Metrics Lease Placement Volume (000) 24-Month 39-Month / Other 36-Month 104 93 95 93 12 83 82 12 10 9 8 9 58 75 48 65 80 75 23 26 9 17 5 9 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 • Lease share flat YoY and below industry, reflecting Ford sales Lease Share of Retail Sales (Pct) mix Ford Credit Industry* 31% 31% 28% 30% 29% 29% 23% 23% 21% 21% 23% 17% 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 * Source: J.D. Power PIN 13

U.S. Lease Residual Performance Lease Return Volume (000) and Return Rates (Pct) Return Rates Return Volume 79% 80% 78% 78% 77% 78% 61 68 71 71 71 74 • Auction values down 2% YoY; 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 continue to expect FY to be down about 4% YoY Off-Lease Auction Values (at 1Q19 Mix) 36-Month $18,870 $18,360 $17,950 $17,585 $17,510 $17,240 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 14

Funding Structure – Managed Receivables* (Bils) 2017 2018 2019 Dec 31 Dec 31 Mar 31 Term Debt (incl. Bank Borrowings) $ 75 $ 70 $ 73 Term Asset-Backed Securities 53 60 60 Commercial Paper 5 4 4 • Funding is diversified across Ford Interest Advantage / Deposits 5 6 6 platforms and markets Other 9 10 10 • Well capitalized with a strong Equity 16 15 15 balance sheet and ample Adjustments For Cash (12) (10) (13) liquidity Total Managed Receivables $ 151 $ 155 $ 155 Securitized Funding as Pct of Managed Receivables 35% 39% 38% * See Appendix for definitions and reconciliation to GAAP 15

Public Term Funding Plan* (Bils) 2017 2018 2019 Through Actual Actual Forecast Apr 24 Unsecured ― Currency of issuance (USD Equivalent) USD $ 10 $ 6 $ 9 - 11 $ 4 CAD 2 1 1 - 2 1 EUR / GBP 3 4 3 - 4 2 Other 1 1 1 - Total unsecured $ 16 $ 13 $ 14 - 18 $ 8 Securitizations 15 14 13 - 15 6 Total public $ 32 $ 27 $ 27 - 32 $ 13 * Numbers may not sum due to rounding; see Appendix for definitions 16

Cautionary Note On Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Ford’s long-term competitiveness depends on the successful execution of fitness actions; • Industry sales volume, particularly in the United States, Europe, or China, can be volatile and could decline if there is a financial crisis, recession, or significant geopolitical event; • Ford’s new and existing products and mobility services are subject to market acceptance; • Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States; • Ford may face increased price competition resulting from industry excess capacity, currency fluctuations, or other factors; • Fluctuations in commodity prices, foreign currency exchange rates, and interest rates can have a significant effect on results; • With a global footprint, Ford’s results could be adversely affected by economic, geopolitical, protectionist trade policies, or other events, including Brexit; • Ford’s production, as well as Ford’s suppliers’ production, could be disrupted by labor disputes, natural or man-made disasters, financial distress, production difficulties, or other factors; • Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints; • Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition; • Economic and demographic experience for pension and other postretirement benefit plans (e.g., discount rates or investment returns) could be worse than Ford has assumed; • Ford’s vehicles could be affected by defects that result in delays in new model launches, recall campaigns, or increased warranty costs; • Ford may need to substantially modify its product plans to comply with safety, emissions, fuel economy, and other regulations that may change in the future; • Ford could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, perceived environmental impacts, or otherwise; • Ford’s receipt of government incentives could be subject to reduction, termination, or clawback; • Operational systems, security systems, and vehicles could be affected by cyber incidents; • Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles; • Ford Credit could face increased competition from banks, financial institutions, or other third parties seeking to increase their share of financing Ford vehicles; and • Ford Credit could be subject to new or increased credit regulations, consumer or data protection regulations, or other regulations. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. 17

APPENDIX Total Net Receivables Reconciliation to Managed Receivables A1 Financial Statement Leverage Reconciliation to Managed Leverage A2 Liquidity Sources A3 Non-GAAP Financial Measures that Supplement GAAP Measures A4 Definitions and Calculations A5

Total Net Receivables Reconciliation To Managed Receivables (Bils) 2017 2018 2018 2019 Dec 31 Mar 31 Dec 31 Mar 31 Finance receivables, net (GAAP) $ 116.0 $ 121.0 $ 118.8 $ 119.3 Net investment in operating leases (GAAP) 26.7 26.7 27.4 27.6 Total net receivables* $ 142.7 $ 147.7 $ 146.3 $ 146.9 Unearned interest supplements and residual support 6.1 6.2 6.8 6.8 Allowance for credit losses 0.6 0.6 0.6 0.5 Other, primarily accumulated supplemental depreciation 1.1 1.2 1.2 1.1 Total managed receivables (Non-GAAP) $ 150.5 $ 155.7 $ 154.9 $ 155.3 * See Appendix for definitions; numbers may not sum due to rounding 19A1

Financial Statement Leverage Reconciliation To Managed Leverage* (Bils) 2018 2018 2019 Mar 31 Dec 31 Mar 31 Leverage Calculation Total debt $ 142.0 $ 140.1 $ 142.9 Adjustments for cash (11.8) (10.2) (12.8) Adjustments for derivative accounting 0.3 0.2 (0.1) Total adjusted debt $ 130.5 $ 130.1 $ 130.0 Equity $ 15.7 $ 15.0 $ 14.9 Adjustments for derivative accounting (0.2) (0.2) (0.2) Total adjusted equity $ 15.5 $ 14.8 $ 14.7 Financial statement leverage (to 1) (GAAP) 9.1 9.4 9.6 Managed leverage (to 1) (Non-GAAP) 8.4 8.8 8.8 * See Appendix for definitions 20A2

Liquidity Sources* (Bils) 2018 2018 2019 Mar 31 Dec 31 Mar 31 Liquidity Sources Cash $ 11.8 $ 10.2 $ 12.8 Committed ABS facilities 33.9 35.4 35.2 Other unsecured credit facilities 3.4 3.0 3.3 Ford corporate credit facility allocation 3.0 3.0 3.0 Total liquidity sources $ 52.1 $ 51.6 $ 54.3 Utilization of Liquidity Securitization cash $ (3.2) $ (3.0) $ (3.3) Committed ABS facilities (19.9) (20.7) (19.8) Other unsecured credit facilities (1.1) (0.7) (0.6) Ford corporate credit facility allocation - - - Total utilization of liquidity $ (24.2) $ (24.4) $ (23.7) Gross liquidity $ 27.9 $ 27.2 $ 30.6 Adjustments 0.3 0.1 0.4 Net liquidity available for use $ 28.2 $ 27.3 $ 31.0 * See Appendix for definitions 21A3

Non-GAAP Financial Measures That Supplement GAAP Measures • We use both GAAP and non-GAAP financial measures for operational and financial decision making, and to assess Company and segment business performance. The non-GAAP measures listed below are intended to be considered by users as supplemental information to their equivalent GAAP measures, to aid investors in better understanding our financial results. We believe that these non-GAAP measures provide useful perspective on underlying business results and trends, and a means to assess our period-over-period results. These non-GAAP measures should not be considered as a substitute for, or superior to measures of financial performance prepared in accordance with GAAP. These non- GAAP measures may not be the same as similarly titled measures used by other companies due to possible differences in method and in items or events being adjusted. • Ford Credit Managed Receivables – (Most Comparable GAAP Measure: Net Finance Receivables plus Net Investment in Operating Leases) – Measure of Ford Credit’s Total net receivables, excluding unearned interest supplements and residual support, allowance for credit losses, and other (primarily accumulated supplemental depreciation). The measure is useful to management and investors as it closely approximates the customer’s outstanding balance on the receivables, which is the basis for earning revenue. • Ford Credit Managed Leverage (Most Comparable GAAP Measure: Financial Statement Leverage) – Ford Credit’s debt-to-equity ratio adjusted (i) to exclude cash, cash equivalents, and marketable securities (other than amounts related to insurance activities), and (ii) for derivative accounting. The measure is useful to investors because it reflects the way Ford Credit manages its business. Cash, cash equivalents, and marketable securities are deducted because they generally correspond to excess debt beyond the amount required to support operations and on-balance sheet securitization transactions. Derivative accounting adjustments are made to asset, debt, and equity positions to reflect the impact of interest rate instruments used with Ford Credit’s term-debt issuances and securitization transactions. Ford Credit generally repays its debt obligations as they mature, so the interim effects of changes in market interest rates are excluded in the calculation of managed leverage. 22A4

Definitions And Calculations Adjustments (as shown on the Liquidity Sources chart) • Include certain adjustments for asset-backed capacity in excess of eligible receivables and cash related to the Ford Credit Revolving Extended Variable-utilization program (“FordREV”), which can be accessed through future sales of receivables Cash (as shown on the Funding Structure, Liquidity Sources and Leverage charts) • Cash and cash equivalents and Marketable securities reported on Ford Credit’s balance sheet, excluding amounts related to insurance activities Committed Asset-Backed Security (“ABS”) Facilities (as shown on the Liquidity Sources chart) • Committed ABS facilities are subject to availability of sufficient assets, ability to obtain derivatives to manage interest rate risk, and exclude FCE Bank plc (“FCE”) access to the Bank of England’s Discount Window Facility Earnings Before Taxes (EBT) • Reflects Income before income taxes as reported on Ford Credit’s income statement ROE (as shown on the Key Metrics chart) • Reflects an annualized return on equity. This metric is calculated by taking net income for the period divided by average equity for the period and annualizing the result by dividing by the number of days in the quarter and multiplying by 365 Securitizations (as shown on the Public Term Funding Plan chart) • Public securitization transactions, Rule 144A offerings sponsored by Ford Motor Credit, and widely distributed offerings by Ford Credit Canada Securitization Cash (as shown on the Liquidity Sources chart) • Securitization cash is cash held for the benefit of the securitization investors (for example, a reserve fund) Term Asset-Backed Securities (as shown on the Funding Structure chart) • Obligations issued in securitization transactions that are payable only out of collections on the underlying securitized assets and related enhancements Total Debt (as shown on the Leverage chart) • Debt on Ford Credit’s balance sheet. Includes debt issued in securitizations and payable only out of collections on the underlying securitized assets and related enhancements. Ford Credit holds the right to receive the excess cash flows not needed to pay the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions Total Net Receivables (as shown on the Total Net Receivables Reconciliation To Managed Receivables chart) • Includes finance receivables (retail financing and wholesale) sold for legal purposes and net investment in operating leases included in securitization transactions that do not satisfy the requirements for accounting sale treatment. These receivables and operating leases are reported on Ford Credit’s balance sheet and are available only for payment of the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions; they are not available to pay the other obligations of Ford Credit or the claims of Ford Credit’s other creditors Unallocated Other (as shown on the EBT By Segment chart) • Items excluded in assessing segment performance because they are managed at the corporate level, including market valuation adjustments to derivatives and exchange-rate fluctuations on foreign currency-denominated transactions 23A5